                                              Semi-Annual Report o June 30, 1998

[logo]

                              International Equity
                              Portfolio

                                                            INTERNATIONAL STOCKS

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                              INVESTMENT PRODUCTS:
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
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
TABLE OF CONTENTS

Letter to Our Shareholders                                                     1
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Portfolio Environment and Outlook                                              2
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Fund Facts                                                                     3
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Portfolio Highlights                                                           4
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Fund Performance                                                               5
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CITIFUNDS INTERNATIONAL EQUITY PORTFOLIO
Statement of Assets and Liabilities                                            6
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Statement of Operations                                                        7
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Statement of Changes in Net Assets                                             8
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Financial Highlights                                                           9
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Notes to Financial Statements                                                 10

INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments                                                      13
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Statement of Assets and Liabilities                                           18
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Statement of Operations                                                       18
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Statement of Changes in Net Assets                                            19
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Financial Highlights                                                          19
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Notes to Financial Statements                                                 20
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
LETTER TO OUR SHAREHOLDERS

Dear CitiFunds Shareholder:

This semi-annual report covers the period from January 1, 1998, through June 30, 1998, for the CitiFunds(SM) International Equity Portfolio. Inside, the CitiFunds' investment adviser, Citibank, N.A., discusses the market conditions it faced, the strategies it employed and its outlook for the future.
   The past six months saw starkly contrasting conditions in international stock markets. Positive economic developments in Europe drove stock prices there higher, while recessionary conditions in Asia precipitated further market declines in that region. As the report inside discusses, the CitiFunds International Equity Portfolio participated in Europe's gains while benefitting from reduced exposure to Asian markets.
   Among the highlights of the reporting period, your Fund has changed its name to CitiFunds International Equity Portfolio. In addition, as you have probably heard, Citicorp recently announced its intention to merge with The Travelers Group. The completion of the merger is subject to the satisfaction of certain conditions. As necessary, we will provide you with information that specifically affects the fund.
   On behalf of the Board of Trustees, we want to thank you for your continued participation and confidence in the CitiFunds family of funds.


/s/ Philip Coolidge
    -------------------------
    Philip W. Coolidge
    President
    July 16, 1998

PORTFOLIO ENVIRONMENT AND OUTLOOK
   INTERNATIONAL STOCK MARKETS PROVIDED WIDELY DIVERGENT RETURNS over the past six months, reflecting the stark differences in economic conditions prevailing in different regions of the world.
   Most notably, the stock markets of continental Europe have performed well, with most outperforming even the United States' S&P 500 index during the first half of 1998. That's because European companies appear to be benefitting from their efforts to improve productivity, boost profits and enhance shareholder value. European businesses are streamlining their operations in anticipation of the debut of the European Monetary Union and a single European currency, the Euro. Companies that have become accustomed to dominating their national markets are increasingly competing in a regional market. In addition, declining interest rates have caused an increasing number of European investors to shift their savings from bonds and bank accounts to stocks. Surging demand for a limited number of stocks has helped drive prices higher.
   In contrast, the Japanese stock market has continued to perform poorly. Japan's economy remained mired in recession as its financial system continued to struggle with serious structural problems. Although there are signs that much-needed reforms are now underway, the process of change so far has been slow.
   The emerging markets of Southeast Asia have been in crisis. Severe financial problems caused by last year's currency devaluations prompted investors to shift their assets away from Asia in droves, creating downward pressure on stock prices. In addition, weakness in Japan's economy caused the yen to decline in value, making Japanese exports less expensive, which effectively increased competitive pressures on exporters in other Asian countries. Investors' negative perceptions of the region were reinforced by political instability in Indonesia, where President Suharto resigned in the face of civil unrest.
   THE PORTFOLIO FOCUSED ON INVESTMENTS IN EUROPE in this environment, with emphasis on stocks in France, Italy, Spain and other central European countries. That's because these countries have benefited most as various European currencies and interest rates converge in anticipation of monetary union. Conversely, the portfolio had lower-than-average exposure to stock markets in Japan and Southeast Asia because of poor economic conditions there.
   Within Europe, we favored domestic companies over exporters and other businesses with a substantial international presence. Industries such as financial services, retailers and food producers have benefited from strong economic conditions at home, and have largely avoided the effects of weak economies overseas. We have also enjoyed good performance from our investments in European mobile telephone companies, which have experienced particularly rapid growth within the region.
   WE ARE OPTIMISTIC ABOUT THE FUTURE OF INTERNATIONAL STOCKS, but we recognize that some areas of the world will produce better returns than others. For example, we believe that Europe remains one of the world's most promising stock markets. Companies throughout Europe should continue to benefit from their efforts to become more competitive and profitable, as well as from the opportunities soon to be afforded by a single European marketplace.
   At the same time, we are looking carefully for opportunities to invest in high-quality Japanese and Asian companies selling at attractive prices. More specifically, we are hopeful that recent banking-system reforms and economic support from the international community will help some of Japan's strongest and best-managed financial services companies recover from their problems of the past several years. Similarly, we are taking a cautiously optimistic approach to Southeast Asia, where we are looking for promising growth companies in the more developed markets of Singapore and Hong Kong.
   Regardless of which areas of the world do best over the foreseeable future, we intend to continue to employ a disciplined investment approach designed to uncover opportunities and reduce the risks of international investing. In our view, the combination of strategic asset allocation among the world's regions and intensive company research within individual markets should help the portfolio provide competitive returns in the months ahead.

FUND FACTS

FUND OBJECTIVE
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

INVESTMENT ADVISER                     DIVIDENDS
INTERNATIONAL EQUITY PORTFOLIO         Paid semi-annually, if any
Citibank, N.A.
                                       CAPITAL GAINS
COMMENCEMENT OF OPERATIONS             Distributed semi-annually, if any
March 1, 1991
                                       BENCHMARKS
NET ASSETS AS OF 6/30/98               o  Lipper International Equity Funds
$20.0 million                             Average
                                       o  Morgan Stanley Capital
                                          International Europe-Australia-Far
                                          East (MSCI EAFE) Index

PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 1998 (Unaudited)                 %
COMPANY, INDUSTRY                                                 OF NET ASSETS


Royal Dutch Petroleum, Energy Sources                                 1.7%
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Nippon Telegraph & Telephone Co., Telephone Utilities                 1.7%
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Novartis AG, Pharmaceuticals and Health                               1.6%
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Glaxo Welcome, Pharmaceuticals and Health                             1.4%
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United Bank of Switzerland AG, Banking                                1.3%
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British Petroleum Co., Energy Sources                                 1.2%
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British Telecommunications PLC., Telephone Utilities                  1.2%
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Smithkline Beecham PLC., Real Estate                                  1.2%
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Nestle SA, Food and Household Products                                1.1%
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SAP-- Preferred, Data Processing and Reproduction                     1.1%
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PORTFOLIO DIVERSIFICATION AS OF JUNE 30, 1998 (Unaudited)

          Asian Pacific Basin                           1%
          Pacific Basin                                 2%
          South America                                 1%
          Japan                                        21%
          Europe                                       75%

FUND PERFORMANCE

TOTAL RETURNS

                                                                              SINCE
ALL PERIODS ENDED JUNE 30, 1998                SIX       ONE       FIVE      3/1/91
(Unaudited)                                  MONTHS**    YEAR     YEARS*   INCEPTION*
-------------------------------------------------------------------------------------
CitiFunds International Equity Portfolio      16.16%    10.93%     9.48%     7.53%
Lipper International Equity Funds Average     15.49%     8.18%    12.22%     9.91%+
MSCI EAFE Index                               16.08%     6.38%    10.34%     8.00%+

 *Average Annual Total Return
**Not Annualized
 +Since 2/28/91

Income Dividends Per Share         $0.009
Capital Gain Distribution          $0.563

GROWTH OF A $10,000 INVESTMENT

A $10,000 investment in the Fund made on inception date would have grown to $17,030 (as of 6/30/98). The graph shows how the Fund compares to its benchmarks over the same period.

                     CitiFunds              Lipper International        MSCI
    Date      International Equity Fund       Equity Funds Avg.      EAFE Index
    3/1/91            $10,000                       $10,000           $10,000
   3/31/91            $ 9,420                       $ 9,708           $ 9,401
   4/30/91            $ 9,740                       $ 9,831           $ 9,496
   5/31/91            $ 9,740                       $ 9,942           $ 9,596
   6/30/91            $ 9,760                       $ 9,451           $ 8,890
   7/31/91            $ 9,800                       $ 9,828           $ 9,330
   8/31/91            $ 9,910                       $ 9,748           $ 9,142
   9/30/91            $10,150                       $10,022           $ 9,660
  10/31/91            $10,200                       $10,081           $ 9,800
  11/30/91            $ 9,860                       $ 9,745           $ 9,345
  12/31/91            $10,161                       $10,203           $ 9,834
   1/31/92            $10,411                       $10,281           $ 9,629
   2/29/92            $10,602                       $10,282           $ 9,290
   3/31/92            $10,090                       $ 9,927           $ 8,682
   4/30/92            $10,361                       $10,143           $ 8,728
   5/31/92            $10,933                       $10,648           $ 9,318
   6/30/92            $10,622                       $10,356           $ 8,882
   7/31/92            $10,171                       $ 9,971           $ 8,661
   8/31/92            $10,221                       $10,072           $ 9,210
   9/30/92            $ 9,910                       $ 9,864           $ 9,034
  10/31/92            $ 9,749                       $ 9,595           $ 8,566
  11/30/92            $ 9,900                       $ 9,632           $ 8,651
  12/31/92            $10,013                       $ 9,741           $ 8,701
   1/31/93            $10,013                       $ 9,792           $ 8,706
   2/28/93            $ 9,973                       $10,039           $ 8,974
   3/31/93            $10,536                       $10,603           $ 9,762
   4/30/93            $10,797                       $11,148           $10,693
   5/31/93            $11,089                       $11,401           $10,924
   6/30/93            $10,827                       $11,172           $10,756
   7/31/93            $10,797                       $11,506           $11,134
   8/31/93            $11,390                       $12,241           $11,738
   9/30/93            $11,501                       $12,215           $11,476
  10/31/93            $12,044                       $12,790           $11,832
  11/30/93            $11,813                       $12,382           $10,800
  12/31/93            $12,999                       $13,608           $11,582
   1/31/94            $13,632                       $14,400           $12,564
   2/28/94            $13,089                       $14,075           $12,532
   3/31/94            $12,144                       $13,423           $11,994
   4/30/94            $12,144                       $13,749           $12,506
   5/31/94            $12,084                       $13,713           $12,437
   6/30/94            $11,903                       $13,558           $12,616
   7/31/94            $12,185                       $13,934           $12,740
   8/31/94            $12,748                       $14,346           $13,045
   9/30/94            $12,456                       $13,992           $12,636
  10/31/94            $12,345                       $14,258           $13,060
  11/30/94            $11,973                       $13,558           $12,435
  12/31/94            $11,509                       $13,418           $12,516
   1/31/95            $10,654                       $12,738           $12,038
   2/28/95            $10,915                       $12,756           $12,006
   3/31/95            $11,771                       $13,162           $12,759
   4/30/95            $12,052                       $13,590           $13,243
   5/31/95            $12,243                       $13,703           $13,088
   6/30/95            $12,666                       $13,703           $12,861
   7/31/95            $13,330                       $14,439           $13,665
   8/31/95            $13,360                       $14,169           $13,147
   9/30/95            $13,642                       $14,379           $13,408
  10/31/95            $13,481                       $14,206           $13,051
  11/30/95            $13,340                       $14,351           $13,418
  12/31/95            $13,590                       $14,787           $13,961
   1/31/96            $13,782                       $15,123           $14,021
   2/29/96            $13,631                       $15,180           $14,072
   3/31/96            $13,994                       $15,437           $14,374
   4/30/96            $14,449                       $15,917           $14,795
   5/31/96            $14,327                       $15,869           $14,526
   6/30/96            $14,368                       $15,974           $14,612
   7/31/96            $13,693                       $15,380           $14,188
   8/31/96            $13,553                       $15,551           $14,222
   9/30/96            $13,800                       $15,884           $14,603
  10/31/96            $13,628                       $15,771           $14,457
  11/30/96            $14,035                       $16,440           $15,036
  12/31/96            $13,942                       $16,491           $14,846
   1/31/97            $13,410                       $16,437           $14,329
   2/28/97            $13,599                       $16,669           $14,567
   3/31/97            $13,694                       $16,706           $14,624
   4/30/97            $13,765                       $16,739           $14,705
   5/31/97            $14,498                       $17,727           $15,665
   6/30/97            $15,353                       $18,548           $16,533
   7/31/97            $15,734                       $19,054           $16,804
   8/31/97            $14,673                       $17,671           $15,552
   9/30/97            $15,818                       $18,761           $16,426
  10/31/97            $14,601                       $17,346           $15,168
  11/30/97            $14,530                       $17,185           $15,016
  12/31/97            $14,661                       $17,328           $15,151
   1/31/98            $15,329                       $17,735           $15,848
   2/28/98            $16,099                       $18,906           $16,869
   3/31/98            $16,677                       $19,872           $17,392
   4/30/98            $16,805                       $20,144           $17,533
   5/31/98            $16,779                       $20,164           $17,452
   6/30/98            $17,030                       $20,009           $17,588


The graph assumes all dividends and distributions are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

CITIFUNDS INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
JUNE 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investment in International Equity Portfolio, at value (Note 1A)     $19,916,535
Receivable for shares of beneficial interest                              16,761
Other assets                                                              46,458
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 Total assets                                                         19,979,754
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LIABILITIES:
Payable to affiliates--Shareholder servicing agents' fees (Note 2B)        3,977
Accrued expenses and other liabilities                                     7,951
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 Total liabilities                                                        11,928
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NET ASSETS for 1,574,327 shares of beneficial interest outstanding   $19,967,826
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                      $16,722,678
Unrealized appreciation on investments and foreign
  currency transactions                                                2,101,583
Accumulated net realized gain on investments                           1,108,061
Undistributed net investment income                                       35,504
--------------------------------------------------------------------------------
 Total                                                               $19,967,826
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NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
PER SHARE OF BENEFICIAL INTEREST                                          $12.68
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See notes to financial statements

CITIFUNDS INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
Dividend Income from International Equity Portfolio   $ 172,303
Interest Income from International Equity Portfolio       1,318
Foreign Taxes Reclaimed                                  25,879
Allocated Expenses from International Equity Portfolio  (92,554)
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                                                                      $ 106,946
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EXPENSES:
Administrative fees (Note 2A)                            27,796
Shareholder Servicing Agents' fees (Note 2B)             23,166
Distribution fees (Note 3)                                9,266
Expense fees (Note 6)                                     9,272
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 Total expenses                                                          69,500
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Net investment income                                                    37,446
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NET REALIZED AND UNREALIZED GAIN FROM
INTERNATIONAL EQUITY PORTFOLIO:
Net realized gain                                     1,140,894
Net change in unrealized appreciation                 1,512,147
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 Net realized and unrealized gain from
  International Equity Portfolio                                      2,653,041
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NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $2,690,487
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See notes to financial statements

CITIFUNDS INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                    SIX MONTHS
                                                      ENDED         YEAR ENDED
                                                  JUNE 30, 1998     DECEMBER 31,
                                                   (Unaudited)         1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                              $   37,446      $    7,699
Net realized gain                                   1,140,894       1,836,248
Net change in unrealized appreciation               1,512,147        (547,538)
--------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                                    2,690,487       1,296,409
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DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 (13,534)        (39,505)
Net realized gain                                    (846,630)     (1,553,863)
--------------------------------------------------------------------------------
Decrease in net assets from distributions
 to shareholders                                     (860,164)     (1,593,368)
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TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares                    1,703,082       4,764,326
Net asset value of shares issued to shareholders from
 reinvestment of dividends                            852,207       1,239,732
Cost of shares repurchased                         (2,751,071)    (19,962,458)
--------------------------------------------------------------------------------
Net decrease in net assets resulting from
 transactions in shares of beneficial interest       (195,782)    (13,958,400)
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NET INCREASE (DECREASE) IN NET ASSETS               1,634,541     (14,255,359)
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                18,333,285      32,588,644
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End of period (including undistributed net investment income
 of $35,504 and $11,592)                         $19,967,826    $ 18,333,285
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See notes to financial statements

CITIFUNDS INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                 SIX MONTHS
                                    ENDED                     YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998 ------------------------------------------------------------
                                 (Unaudited)    1997        1996       1995       1994#      1993#
----------------------------------------------------------------------------------------------------------
Net Asset Value, beginning
 of period                         $ 11.42    $ 11.79     $ 13.46    $ 11.44    $ 12.93      $ 9.96
----------------------------------------------------------------------------------------------------------
Income From Operations:
Net investment income (loss)         0.024      0.004*      0.028*     0.013*     0.001*     (0.003)*
Net realized and unrealized
 gain (loss)                         1.808      0.592*      0.314*     2.055*    (1.483)*     2.973*
----------------------------------------------------------------------------------------------------------
 Total from operations               1.832      0.596       0.342      2.068     (1.482)      2.970
----------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income              (0.009)    (0.025)     (0.021)    (0.048)    (0.001)         --
 In excess of net investment
   income                               --         --          --         --     (0.007)         --
 Net realized gain on
   investments                      (0.563)    (0.941)     (1.991)        --         --          --
----------------------------------------------------------------------------------------------------------
 Total from distributions           (0.572)    (0.966)     (2.012)    (0.048)    (0.008)         --
----------------------------------------------------------------------------------------------------------
Net Asset Value, end of period     $ 12.68    $ 11.42     $ 11.79   $ ~13.46    $ 11.44     $ 12.93

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted)                   $19,968    $18,333     $32,589    $32,159    $28,848     $28,088
Ratio of expenses to average
 net assets                           1.75%(A)+  1.75%(A)    1.75%(A)   1.75%(A)   1.75%(A)    1.75%
Ratio of net investment income
 (loss) to average net assets         0.40%+     0.03%       0.18%      0.10%      0.00%      (0.02)%
Portfolio turnover (B)                  --         --          --         --          5%         36%
Total return                         16.16%**    5.15%       2.59%     18.08%    (11.46)%     29.82%
Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and expenses had been limited to that required by certain state securities laws for the years ended December 31,
1993 and 1992, the net investment income (loss) per share and the ratios would have been as follows:
Net investment income (loss)
 per share                          $0.024    $(0.004)*   $(0.002)*   $0.013*   $(0.018)*   $(0.116)*
RATIOS:
Expenses to average net assets        1.80%(A)+  1.82%(A)    1.94%(A)   1.75%(A)   1.90%(A)    2.50%
Net investment income (loss) to
 average net assets                   0.35%+    (0.04)%     (0.01)%     0.10%     (0.15)%     (0.77)%
------------------------------------------------------------------------------------------------------------
 + Annualized
** Not Annualized
 * The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A)Includes the Fund's share of International Equity Portfolio allocated expenses for the periods subsequent to
   May 1, 1994.
(B)Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
  #On May 1, 1994, the Fund began investing all of its investable assets in International Equity Portfolio.

See notes to financial statements

CITIFUNDS INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES CitiFunds International Equity Portfolio (formerly Landmark International Equity Fund) (the "Fund") is a separate diversified series of CitiFunds International Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund invests all of its investable assets in International EquityPortfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. CFBDS, Inc. ("CFBDS", formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp recently announced its intention to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.
   The Trust seeks to achieve the Fund's investment objective of long-term growth of capital by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 53.2% at June 30, 1998) in the net assets of the Portfolio.
   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
   The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
   The significant accounting policies consistently followed by the Fund are as follows:
   A. Investment Valuations Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.
   B. Accounting for Investments The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio. All the net investment income, realized and unrealized gain or loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Additionally, each fund reclaims its pro rata portion of recoverable foreign taxes on dividends received by the Portfolio.
   C. Federal Taxes The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is required.
   D. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.
   E. Distributions Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1997, the Fund reclassified $43,398 to undistributed net investment income, $298,611 to accumulated gain on investments and $342,009 from paid-in-capital.

2. ADMINISTRATIVE SERVICES PLAN The Fund has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Fund may obtain the services of an Administrator, and one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator by the Fund, the fees paid to the Shareholder Servicing Agents by the Fund and the Basic Distribution Fee paid by the fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.
   A. Administrative Fees Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services, including general office facilities, may not exceed an annual rate of 0.30% of the Fund's average daily net assets. The Administrative fees amounted to $27,796 for the six months ended June 30, 1998. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates.
   B. Shareholder Servicing Agents' Fees The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. The Shareholder Servicing Agents' fees, computed at an annual rate of 0.25%, amounted to $23,166 for the six months ended June 30, 1998.

3. DISTRIBUTION FEES The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated, in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares. The Distribution fees amounted to $9,266 for the six months ended June 30, 1998. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. The additional fee has not been assessed through June 30, 1998. The Distributor has voluntarily agreed to waive this fee through June 30, 1998.

4. INVESTMENT TRANSACTIONS Increase and decrease in the Fund's investment in the Portfolio for the six months ended June 30, 1998 aggregated $1,399,886 and $2,558,218, respectively.

5. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.00001). Transactions in shares of beneficial interest were as follows:

--------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED        YEAR ENDED
                                                   JUNE 30, 1998   DECEMBER 31,
                                                    (Unaudited)        1997
--------------------------------------------------------------------------------
Shares sold                                          134,261           406,371
Shares issued to shareholders from
 reinvestment of dividends                            68,782           108,405
Shares repurchased                                  (234,281)       (1,672,672)
--------------------------------------------------------------------------------
Net increase (decrease)                              (31,238)       (1,157,896)
--------------------------------------------------------------------------------

6. EXPENSE FEES CFBDS has entered into an expense agreement with the Fund. CFBDS had agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements and other than amortization of expenses related to the organization of the Fund. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.
   The Fund has agreed to pay to CFBDS an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund, including expenses allocated from the Portfolio less expenses waived by the Administrator, would on an annual basis exceed an agreed upon rate, currently 1.75% of average daily net assets.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (Unaudited)

ISSUER/INDUSTRY                                           SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCKS AND RIGHTS--95.3%
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS/ADR'S--1.9%
--------------------------------------------------------------------------------
Magyar Olaj-Es Gazipari
  Integrated Oil                                          7,400   $   199,800
Matav RT
  Telecommunications                                      7,200       211,950
Lukoil Co.
  Energy Sources                                          3,300       108,900
Telecom Argentina SA
  Telecommunications                                      6,700       199,744
                                                                  -----------
                                                                      720,394
                                                                  -----------
AUSTRALIA--1.7%
--------------------------------------------------------------------------------
Australia & New Zealand Bank
  Banking                                                14,794       102,303
Broken Hill Proprietary
  Energy Sources                                         10,500        88,969
C.S.R. Ltd.
  Building Materials                                     21,400        61,904
Centaur Mining & Exploration Ltd.*
  Gold Mines                                             57,000        19,814
Mayne Nickless
  Multi-lndustry                                         11,119        59,013
News Corp.
  Business & Public
  Services                                               20,095       164,407
North Ltd.
  Non-Ferrous Metals                                     21,500        44,309
Pacific Dunlop Ltd.
  Multi-lndustry                                         31,000        50,225
Woodside Petroleum
  Co. Ltd.
  Energy Sources                                         12,500        62,540
--------------------------------------------------------------------------------
                                                                      653,484
                                                                  -----------

BRAZIL--1.1%
--------------------------------------------------------------------------------
Light Servicos de Electricid
  Electrical & Gas Utilities                            612,000       187,852
Telecommunicacoes de Sao
  Paolo Celular--
  Preferred B
  Telecommunications                                    674,698        56,004
Telecommunicacoes de Sao
  Paolo S/A--Preferred
  Telecommunications                                    674,698       158,677
Telecommunicacoes Sao
  Paolo--Preferred Rights
  Telecommunications                                     31,709           507
                                                                  -----------
                                                                      403,040
                                                                  -----------
FINLAND--1.2%
--------------------------------------------------------------------------------
Nokia AB
  Telephone Utilities                                     4,451       327,670
UPM Kymmene Corp.
  Forest Products & Paper                                 4,979       137,169
                                                          -----   -----------
                                                                      464,839
                                                                  -----------
FRANCE--12.3%
--------------------------------------------------------------------------------
AXA-UAP
  Insurance                                               2,106       236,876
Accor French
  Leisure & Tourism                                       1,007       281,827
Alcatel Alsthom
  Electrical & Electronics                                1,063       216,444
BNP
  Banking                                                 1,769       144,547
Carrefour
  Retailing                                                 329       208,152
Casino (Etabl
   Economiques du)
  Retailing                                               1,834       146,460
France Telecom SA
  Telephone Utilities                                     4,587       316,387
Groupe Danone
  Food & Household
  Products                                                1,049       289,244
Lafarge
  Building Materials                                      1,566       161,892
L'oreal
  Pharmaceuticals & Health                                  263       146,297
Paribas
  Banking                                                 1,408       150,682
Peugeot SA
  Automobiles                                             1,689       363,184
Pinault-Printemps
  Retailing                                                 373       312,186
Rhone Poulenc
  Pharmaceuticals & Health                                2,989       168,591
Schneider SA
  Machinery & Engineering                                 1,901       151,591
Societe Generale
  Banking                                                 1,849       384,436
Societe Nationale
  Elf Aquitaine
  Energy Sources                                          1,706       239,856
Suez Lyonnaise des Eaux
  Business & Public Services                              1,166       191,900
Total SA--Class B
  Energy Sources                                          1,461       189,944
Vivendi
  Electrical & Gas Utilities                              1,470       313,904
                                                          -----   -----------
                                                                    4,614,400
                                                                  -----------
GERMANY--10.1%
--------------------------------------------------------------------------------
Adidas-Salomon AG
  Household Appliances                                      748       130,442
Allianz AG
  Insurance                                               1,174       391,561
Allianz AG--Preferred
  Insurance                                                  66        21,830
Basf AG
  Chemicals                                               3,384       160,902
Bayer AG
  Chemicals                                               3,474       179,917
Bayerische Vereinsbank
  Banking                                                 3,482       295,404
Continental AG
  Industrial Components                                   4,439       139,561
Daimler Benz
  Automobiles                                             2,763       271,941
Daimler Benz--Rights
  Automobiles                                             2,500         2,772
Deutsche Bank AG
  Banking                                                 1,560       132,000
Deutsche Telekom
  Telephone Utilities                                     6,844       187,470
Dresdner Bank AG
  Banking                                                 2,653       143,429
Lufthansa
  Airlines                                                6,050       152,470
Mann AG
  Machinery & Engineering                                   358       139,750
Mannesmann AG
  Machinery & Engineering                                 2,720       279,775
Muenchener
  Rueckversicherungs AG
  Insurance                                                 547       271,764
Preussag
  Multi-Industry                                            486       174,086
SAP--Preferred
  Data Processing &
  Reproduction                                              587       398,722
Siemens AG
  Automobiles                                             1,702       103,955
Veba AG
  Electrical & Gas Utilities                              2,958       199,037
                                                                  -----------
                                                                    3,776,788
HONG KONG--0.5%
--------------------------------------------------------------------------------
CLP Holdings
  Energy Sources                                         20,000        91,121
Hutchinson Whampoa Ltd.
  Multi-Industry                                         17,000        89,739
                                                                  -----------
                                                                      180,860
ITALY--4.8%
--------------------------------------------------------------------------------
Assicurazioni Generali Spa
  Insurance                                               8,996       292,652
Banca Commerciale Italiana
  Banking                                                24,196       144,761
Credito Italiano
  Banking                                                23,302       122,035
Ente Nazionale
  Idrocarburi
  Energy Sources                                         40,062       262,683
IMI
  Banking                                                 8,345       131,510
Instituto Bancario Sao Paulo
  Banking                                                 9,092       131,255
Rinascente
  Retailing                                              14,636       145,804
Telecom Italia
  Telephone Utilities                                    32,800       241,558
Telecom Italia Mobile
  Telephone Utilities                                    50,369       308,153
--------------------------------------------------------------------------------
                                                                    1,780,411
                                                                  -----------
JAPAN--19.4%
--------------------------------------------------------------------------------
Aoyama Trading Co.
  Retailing                                               6,200       153,352
Asahi Chemical Industry
  Co. Ltd.
  Chemicals                                              48,000       173,573
Bank of Tokyo Mitsubishi
  Banking                                                18,050       191,766
Citizen Watch Co. Ltd.
  Household Appliances                                   32,000       264,989
DDI Corp.
  Telephone Utilities                                        64       223,563
Dai-Ichi Kangyo Bank
  Banking                                                16,000        94,308
Dai Nippon Printing
  Multi-Industry                                          8,000       128,155
Daiwa Securities Co. Ltd.
  Financial Services                                     60,000       259,058
Fuji Photo Film Co. Ltd.
  Household Appliances                                    2,000        69,863
Fujitsu Ltd.
  Data Processing &
  Reproduction                                           26,000       274,535
Honda Motor Co. Ltd.
  Automobiles                                             9,000       321,545
Ines Corp.
  Business & Public
  Services                                               19,000       130,542
Japan Tobacco
  Beverages & Tobacco                                        44       298,807
Kawasaki Steel Corp.
  Steel                                                  89,000       160,917
Mitsubishi Heavy Industries
  Machinery & Engineering                                51,000       193,274
Mitsubishi Trust & Banking
  Banking                                                16,000       136,429
Mitsui Mining & Smelting Co.
  Non-Ferrous Metals                                     24,000        99,978
Nippon Oil Co. Ltd.
  Energy Sources                                         35,000       113,401
Nippon Paper Industries
  Forest Products & Paper                                39,000       163,029
Nippon Telegraph &
  Telephone Co.
  Telephone Utilities                                        76       632,097
Nomura Securities Ltd.
  Financial Services                                     17,000       198,561
Osaka Gas Co. Ltd.
  Electrical & Gas Utilities                             79,000       203,399
Osaka Sanso
  Chemicals                                              45,000        92,753
Ryohin Keikaku Co. Ltd.
  Food & Household
  Products                                                3,600       346,279
Sakura Bank Ltd.
  Banking                                                56,000       145,802
Sankyo Co. Ltd.
  Pharmaceuticals & Health                               11,000       251,392
Shin-Etsu Chemical Co. Ltd.
  Chemicals                                              13,800       239,531
Sony Corp.
  Household Appliances                                    4,000       345,701
Sumitomo Bank Ltd.
  Banking                                                34,000       331,959
Sumitomo Electric Industries
  Industrial Components                                  21,000       213,083
TDK Corp.
  Automobiles                                             4,000       296,522
Tokio Marine & Fire Insurance
  Insurance                                              28,000       288,768
Toyota Motor Corp.
  Automobiles                                             9,000       233,673
                                                                  -----------
                                                                    7,270,604
                                                                  -----------
MEXICO--0.1%
--------------------------------------------------------------------------------
Grupo Carso
  Multi-Industry                                          3,200        13,463
                                                                  -----------
NETHERLANDS--4.8%
--------------------------------------------------------------------------------
ABN AMRO Holdings NV
  Banking                                                 4,532       106,124
Akzo Nobel NV
  Chemicals                                                 792       176,186
Elsevier NV
  Business & Public Services                              9,776       147,644
ING Groep NV
  Financial Services                                      4,075       267,023
Philips Electronics NV
  Household Appliances                                    2,171       182,630
Royal Dutch Petroleum
  Energy Sources                                         11,444       635,043
Unilever NA
  Food & Household
  Products                                                3,580       284,250
                                                                  -----------
                                                                    1,798,900
PORTUGAL--1.2%
--------------------------------------------------------------------------------
Banco Commercial Portuguese
  Banking                                                 5,895       167,493
Cimpor Cimentos De
  Portugal S.G.P.S
  Building Materials                                      3,386       119,042
Jeronimo Martins
  Food & Household
  Products                                                3,658       175,846
                                                                  -----------
                                                                      462,381
SPAIN--4.6%
--------------------------------------------------------------------------------
Argentaria Corp Bancariade
  Espana
  Banking                                                 5,952       133,517
Banco Bilbao Vizcaya SA
  Banking                                                 5,212       267,482
Banco Santandar SA
  Banking                                                10,422       266,752
Compania Telefonica
  Nacional Espana
  Telephone Utilities                                     6,348       293,494
Endesa (Emp. Nac. De
  Electricidad)
  Electric & Gas Utilities                                4,290        93,857
Grupo Acciona
  Building & Construction                                   661       157,243
Repsol SA
  Energy Sources                                          2,371       130,649
Urbis SA*
  Building & Construction                                18,245       254,609
Viscofan Envoltura
  Miscellaneous Materials                                 3,060       142,474
                                                                  -----------
                                                                    1,740,077
                                                                  -----------
SWEDEN--2.4%
--------------------------------------------------------------------------------
ABB AB
  Machinery & Engineering                                 9,142       129,519
A B Volvo
  Automobiles                                             4,253       126,641
Astra AB--Class A
  Pharmaceuticals & Health                                8,574       175,221
Ericsson LM--Class B
  Electrical & Electronics                               10,541       307,930
Skandia Forsikring AB
  Insurance                                              11,547       165,040
                                                                  -----------
                                                                      904,351
                                                                  -----------
SWITZERLAND--7.2%
--------------------------------------------------------------------------------
Credit Suisse Group
  Banking                                                 1,371       305,562
Nestle SA
  Food & Household
  Products                                                  200       428,713
Novartis AG
  Pharmaceuticals & Health                                  353       588,372
Roche Holdings AGM
  Pharmaceuticals & Health                                   33       324,596
Schweiz Ruckverischerungs
  Insurance                                                 109       276,117
United Bank of
  Switzerland AG
  Banking                                                 1,316       490,143
Zurich Versicherungs
  Insurance                                                 411       262,727
                                                                  -----------
                                                                    2,676,230
                                                                  -----------
THAILAND--0.3%
--------------------------------------------------------------------------------
Bangkok Bank Public
  Co. Ltd.
  Banking                                               116,600       120,192

UNITED KINGDOM--21.7%
--------------------------------------------------------------------------------
Abbey National PLC
  Banking                                                11,857       210,845
Allied Irish Banks
  Banking                                                12,677       184,151
Barclays Bank PLC
  Banking                                                10,325       297,901
Bass PLC
  Beverage & Tobacco                                      9,880       185,257
B.A.T. Industries PLC
  Multi-Industry                                         14,289       143,150
BG PLC
  Electrical & Gas Utilities                             22,716       131,424
British Aerospace PLC
  Airlines                                               16,881       129,375
British Petroleum Co.
  Energy Sources                                         32,020       467,274
British
  Telecommunications PLC
  Telephone Utilities                                    36,591       452,110
Cable & Wireless PLC
  Telephone Utilities                                    14,020       170,419
Cadbury Schweppes
  Food & Household
  Products                                                8,780       135,971
Centrica PLC.*
  Electrical & Gas Utilities                             61,149       103,377
CRH PLC
  Building Materials                                     19,483       276,512
Diageo PLC
  Beverage & Tobacco                                     25,158       298,245
GKN
  Machinery & Engineering                                14,068       179,341
General Electric Co. PLC
  Electrical & Electronics                               21,715       187,270
Glaxo Wellcome
  Pharmaceuticals & Health                               17,834       535,696
Granada Group PLC
  Business & Public
  Services                                               13,065       240,397
Great Universal Stores
  Retailing                                              13,484       177,862
Guardian Royal Exchange
  Insurance                                              21,416       125,512
Hong Kong & Shanghai
  Bank Corp. Holdings
  Banking                                                12,824       325,680
Imi PLC
  Machinery & Engineering                                14,839        91,921
Imperial Chemical Industries
  Chemicals                                               7,385       118,622
Kingfisher PLC
  Retailing                                              11,130       179,333
Ladbroke Group PLC
  Leisure & Tourism                                      23,736       130,389
Lloyds TSB Group PLC
  Banking                                                28,227       395,190
National Power
  Electrical & Gas Utilities                             13,179       124,108
Orange PLC.*
  Telephone Utilities                                    26,642       282,474
Prudential Corp. PLC
  Insurance                                              14,163       186,701
Royal Bank of Scotland
  Group
  Banking                                                12,554       217,999
Royal & Sun Alliance
  Insurance                                              10,864       112,375
Scottish Power
  Electrical & Gas Utilities                             14,613       128,096
SmithKline Beecham Plc
  Real Estate                                            35,803       437,293
Unilever Plc
  Food & Household
  Products                                               16,879       179,807
Vodafone
  Telephone Utilities                                    27,478       348,917
Zeneca
  Pharmaceuticals & Health                                5,280       226,748
                                                                  -----------
                                                                    8,117,742
                                                                  -----------
TOTAL COMMON STOCKS                                                35,698,156

TOTAL INVESTMENTS
(Identified Cost
   $32,357,836)                                            95.3%   35,698,156

OTHER ASSETS
   LESS LIABILITIES                                         4.7     1,771,088
                                                          -----   -----------
NET ASSETS                                                100.0%  $37,469,244
                                                          =====   ===========
* Non income producing securities.

See notes to financial statements

Forward contracts which were open at June 30, 1998 are as follows:


                                                                          UNREALIZED
                                   MARKET    AGGREGATE   DELIVERY DATE   APPRECIATION
       CURRENCY    COUNTRY         VALUE    FACE VALUE   OF CONTRACTS   (DEPRECIATION)
       --------    -------         -----    ----------   ------------   --------------
Lira (Sell) ...... Italy         $115,040   $114,338      July-1998         $(702)
Pound (Buy) ...... Great Britain   69,805     69,568      July-1998           237
                                                                            -----
                                                                            $(465)
                                                                            =====

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments at value (Note 1A) (Identified Cost, $32,357,836)        $35,698,156
Foreign currency, at value (Cost, $223,239)                              219,562
Cash                                                                   1,569,863
Receivable for investments sold                                          329,604
Receivable for forward contracts                                             237
Dividends and interest receivable                                         64,776
--------------------------------------------------------------------------------
 Total assets                                                         37,882,198
--------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                                         371,735
Payable to affiliates--Investment advisory fees (Note 2)                  29,927
Payable for forward contracts                                                702
Other liabilities                                                         10,590
--------------------------------------------------------------------------------
 Total liabilities                                                       412,954
--------------------------------------------------------------------------------
NET ASSETS                                                           $37,469,244
--------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interests                             $37,469,244
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $87,627) $ 324,271
Interest                                                  2,573
--------------------------------------------------------------------------------
 Total investment income                                               $ 326,844
--------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)                       173,525
Administrative fees (Note 3)                              8,676
--------------------------------------------------------------------------------
 Total expenses                                         182,201
Less aggregate amount waived by the Administrator
 (Note 3)                                                (8,676)
--------------------------------------------------------------------------------
 Net expenses                                                            173,525
--------------------------------------------------------------------------------
Net investment income                                                    153,319
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions          2,131,344
Net realized gain on foreign exchange currencies
 transactions                                             9,802
--------------------------------------------------------------------------------
 Net realized gain                                                     2,141,146
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments--
 Beginning of period                                    454,843
 End of period                                        3,341,664        2,886,821
--------------------------------------------------------------------------------
Translation of other assets and liabilities denominated
 in foreign currencies--net                                                2,013
--------------------------------------------------------------------------------
Net change in unrealized appreciation                                  2,888,834
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                        5,029,980
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $5,183,299
--------------------------------------------------------------------------------

See notes to financial statements

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED
                                                 JUNE 30, 1998    YEAR ENDED
                                                  (Unaudited)  DECEMBER 31, 1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                               $ 153,319       $ 257,502
Net realized gain on investments and foreign
 exchange transactions                              2,141,146       3,143,416
Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currency exchange                                 2,888,834        (968,584)
------------------------------------------------------------------------------
 Net increase in net assets resulting
  from operations                                    5,183,299       2,432,334
------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                         3,074,024       7,972,770
Value of withdrawals                               (4,558,399)    (25,691,025)
------------------------------------------------------------------------------
Net decrease in net assets from capital
 transactions                                      (1,484,375)    (17,718,255)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS:              3,698,924     (15,285,921)
------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                33,770,320      49,056,241
------------------------------------------------------------------------------
End of period                                     $37,469,244     $33,770,320
------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                  MAY 1, 1994
                          SIX MONTHS                             (COMMENCEMENT
                          ENDED YEAR    ENDED DECEMBER 31,     OF OPERATIONS) TO
                        JUNE 30, 1998 -----------------------     DECEMBER 31,
                         (Unaudited)   1997     1996    1995          1994
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
 (000's omitted)           $37,469   $33,770  $49,056  $40,114      $32,153
Ratio of expenses to average
 net assets                  1.00%*    1.00%    1.11%    1.20%        1.22%*
Ratio of net investment income to
 average net assets          0.88%*    0.58%    0.65%    0.59%        0.60%*
Portfolio turnover             54%       99%     109%      51%          25%

Note: If the Agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:

Expenses to average
 net assets                  1.05%*    1.06%    1.13%      N/A          N/A
Net investment income to
 average net assets          0.83%*    0.52%    0.63%      N/A          N/A
--------------------------------------------------------------------------------
 * Annualized

See notes to financial statements

INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES International Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator. Citibank is a wholly owned subsidiary of Citicorp. Citicorp recently announced its intention to merge with The Travelers Group. Completion of its merger is subject to the satisfaction of certain conditions.
   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
   The following significant accounting policies consistently followed by the Portfolio are as follows:
   A. Investment Security Valuations Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) in the portfolio are valued on the basis of valuations furnished by a pricing service approved by the Board of Trustees, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of fund valuation, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.
   B. Foreign Currency Translation The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income, expenses and foreign taxes withheld recorded and the actual amount received or paid.
   C. Forward Foreign Currency Exchange Contracts The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.
   D. Accounting For Investments Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.
   E. U.S. Federal Income And Other Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income and net realized gains as such income and/or gains are earned.
   F. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
   G. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

2. INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $173,525 for the six months ended June 30, 1998. The investment advisory fees are computed at the annual rate of 1.00% of the Portfolio's average daily net assets.

3. ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services including general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $8,676, all of which was voluntarily waived for the six months ended June 30, 1998. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain officers and a Trustee of the Portfolio are officers and directors of the Administrator or its affiliates.

4. PURCHASES AND SALES OF INVESTMENTS
For the six months ended June 30, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $18,117,716 and $19,417,336, respectively.

5. FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/(depreciation) in value of the investment securities owned at June 30, 1998 as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $32,357,836
--------------------------------------------------------------------------------
Gross unrealized appreciation                                  $ 5,956,633
Gross unrealized depreciation                                   (2,616,313)
--------------------------------------------------------------------------------
Net unrealized appreciation                                    $ 3,340,320
--------------------------------------------------------------------------------

6. EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement, and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.
   The Portfolio has agreed to pay SFG an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Portfolio less expenses waived by the Administrator would on an annual basis exceed an agreed upon rate, which as of July 1, 1996 is 1.00% of average daily net assets.

7. FINANCIAL INSTRUMENTS
The Portfolio may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.
   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered. No such instruments were held at June 30, 1998.

8. LINE OF CREDIT
The Portfolio, along with the other CitiFunds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended June 30, 1998, the commitment fee allocated to the Portfolio was $73. Since the line of credit was established, there have been no borrowings.

TRUSTEES AND OFFICERS
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. OscarMorong Jr.
E.Kirby Warren
William S. Woods Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
21 Milk Street, 5th Floor
Boston, MA 02109
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street,Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

             THE CITIFUNDS FAMILY

             LARGE CAP STOCKS
          o  CitiFunds Growth & Income Portfolio
          o  CitiFunds Large Cap Growth Portfolio

             SMALL CAP STOCKS
          o  CitiFunds Small Cap Growth Portfolio
          o  CitiFunds Small Cap Value Portfolio

             INTERNATIONAL STOCKS
          o  CitiFunds International Growth & Income Portfolio

             GROWTH WITH INCOME
          o  CitiFunds Balanced Portfolio

             BONDS
          o  CitiFunds Intermediate Income Portfolio
          o  CitiFunds Short-Term U.S. Government Income Portfolio
          o  CitiFunds New York Tax Free Income Portfolio
          o  CitiFunds National Tax Free Income Portfolio

             MONEY MARKETS
          o  CitiFunds Cash Reserves
          o  CitiFunds U.S. Treasury Reserves
          o  CitiFunds Tax Free Reserves
          o  CitiFunds New York Tax Free Reserves
          o  CitiFunds California Tax Free Reserves
          o  CitiFunds Connecticut Tax Free Reserves

          This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

          For more information contact your Service Agent or call 1-800-625-4554

          CitiFunds are made available by CFBDS, Inc. as distributor.


(C)1998 Citicorp          [LOGO] Printed on recycled paper           CFS/IE/698

                                              Semi-Annual Report o June 30, 1998

[Logo]

         Emerging Asian Markets
         Equity Portfolio

                                                            INTERNATIONAL STOCKS

--------------------------------------------------------------------------------
                              INVESTMENT PRODUCTS:
             NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

TABLE OF CONTENTS



Letter to Our Shareholders                                                     1
--------------------------------------------------------------------------------
Portfolio Environment and Outlook                                              2
--------------------------------------------------------------------------------
Fund Facts                                                                     3
--------------------------------------------------------------------------------
Portfolio Highlights                                                           4
--------------------------------------------------------------------------------
Fund Performance                                                               5
--------------------------------------------------------------------------------

CITIFUNDS EMERGING ASIAN MARKETS EQUITY PORTFOLIO

Statement of Assets and Liabilities                                            6
--------------------------------------------------------------------------------
Statement of Operations                                                        6
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                             7
--------------------------------------------------------------------------------
Financial Highlights                                                           8
--------------------------------------------------------------------------------
Notes to Financial Statements                                                  9
--------------------------------------------------------------------------------

EMERGING ASIAN MARKETS EQUITY PORTFOLIO

Portfolio of Investments                                                      13
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           15
--------------------------------------------------------------------------------
Statement of Operations                                                       15
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            16
--------------------------------------------------------------------------------
Financial Highlights                                                          16
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 17
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS

Dear CitiFunds Shareholder:

This semi-annual report covers the period from January 1, 1998, through June 30, 1998, for the CitiFunds(SM) Emerging Asian Markets Equity Portfolio. Inside, the CitiFund's investment adviser, Citibank, N.A., discusses the market conditions it faced, the strategies it employed and its outlook for the future.
   The past six months were very difficult for most Asian economies and financial markets. Despite signs of strength early in the year, Asian stock markets continued to fall sharply in the wake of last year's currency devaluations. As the report inside discusses, The CitiFunds Emerging Asian Markets Equity Portfolio was defensively positioned in this difficult environment.
   As you have probably heard, Citicorp recently announced its intention to merge with The Travelers Group. The completion of the merger is subject to the satisfaction of certain conditions. As necessary, we will provide you with information that specifically affects the fund.
   On behalf of the Board of Trustees, we want to thank for your continued participation and confidence in the CitiFunds family of funds.

/s/ Philip W. Coolidge

Philip W. Coolidge
President
July 16, 1998

NOTE: On August 7, 1998 the Fund's Board of Trustees approved the liquidation of the Fund. Shareholders will soon receive additional information concerning this decision.

PORTFOLIO ENVIRONMENT AND OUTLOOK

The Asian stock markets declined sharply amid heightened volatility during the last six months. The severe financial problems caused by last year's currency devaluations prompted investors to shift their assets away from Asia in droves, creating renewed downward pressure on stock prices. In addition, weakness in Japan's economy caused the yen to decline in value, making Japanese exports less expensive, which effectively increased competitive pressures on exporters in other Asian countries. Investors' negative perceptions of the region were reinforced by political instability in Indonesia, where President Suharto resigned in the face of civil unrest.

   How did the Asian markets get into such an unfavorable position? Although the situation and its causes are complex, the primary culprit appears to have been an excess of investment capital from domestic and overseas sources. Earlier this decade, many investors believed (rightly so, in our opinion) that Asian economies and companies would rank among the fastest growing in the world because of the region's large population and rapidly improving standards of living. Eager to participate in potential gains, investors committed capital faster than the economy could absorb it. As a result, excess capital financed ventures such as factories and office buildings for which there was no current need. These facilities were built to satisfy future demand expected to result from the region's continued growth.

   Unfortunately, the region's economies failed to deliver that growth over the short term. Recessionary conditions in Japan and China's emergence as a global trading partner caused weakness in Southeast Asian exports. Faced with the possibility that corporate earnings might not grow as quickly as expected, investors rushed to take their capital out of the region. In this way, the "speculative bubble" burst, causing borrowers to default on their loans, companies to declare bankruptcy and financial markets to decline.

   THE FUND MAINTAINED A DEFENSIVE POSTURE IN THIS ENVIRONMENT, keeping approximately 10% of its assets in cash instruments, which helped protect the Fund from the brunt of the markets' declines. The Fund's defensive stance was also reflected in its equity investments. We favored companies that we believed would be relatively immune to the region's problems, such as Asian commodities producers that earn their revenues in U.S. dollars from foreign markets. We also shifted assets to producers of basic consumer items such as food and electricity because people need these types of goods regardless of the economic environment. Within the consumer goods sector, we focused on well-known companies with little debt and high-quality earnings. We avoided companies in industries affected most by the region's problems, including banks and real estate-related businesses.

   IN OUR VIEW, THE FINANCIAL MARKETS HAVE PRICED IN MANY OF THE NEGATIVES. Speculative excesses appear to have been wrung out of the region's economies, much of the bad news has already been incorporated into stock prices and we are seeing progress toward solving the fundamental financial problems that allowed recent events to occur. Some of those solutions include restructuring corporate debt, closing weak banks and businesses, reducing tariffs, breaking up inefficient monopolies and cutting costs. With that said, however, we do not expect to see significant signs of economic recovery until sometime in the year 2000. That's because financial and regulatory reforms will take time to implement.

FUND FACTS

FUND OBJECTIVE

Long-term capital growth; dividend income, if any, is incidental to this investment objective.

INVESTMENT ADVISER                DIVIDENDS
EMERGING ASIAN MARKETS            Paid semi-annually, if any
EQUITY PORTFOLIO,
Citibank, N.A.                    CAPITAL GAINS
                                  Distributed annually, if any
COMMENCEMENT OF OPERATIONS
August 23, 1995                   BENCHMARKS
                                  o Lipper Pacific (Ex-Japan) Funds Average
NET ASSETS AS OF 6/30/98          o MSCI EMF Far East Index (excluding Korea)
$1.1 million


PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 1998 (Unaudited)
COMPANY, INDUSTRY                                               % OF NET ASSETS

Telekom Malaysia, Utilities                                           9.1%
-------------------------------------------------------------------------------
Tenaga Nasional Berhad, Utilities                                     6.0%
-------------------------------------------------------------------------------
Philippine Long Distance Telephone, Telecommunications                4.5%
-------------------------------------------------------------------------------
Ptt Exploration & Products, Energy                                    4.0%
-------------------------------------------------------------------------------
Kuala Lumpur Kepong Berhad, Plantations                               3.5%
-------------------------------------------------------------------------------
Manila Electric, Utilities                                            3.3%
-------------------------------------------------------------------------------
Ayala Land Inc., Property                                             3.3%
-------------------------------------------------------------------------------
Malaysian International Shipping, Transport                           3.0%
-------------------------------------------------------------------------------
Resorts World Berhad, Leisure & Tourism                               2.6%
-------------------------------------------------------------------------------
Rothmans Pall Mall, Consumer                                          2.5%
-------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION AS OF JUNE 30, 1998 (Unaudited)

Philippines                   17%
Malaysia                      53%
Thailand                      21%
Indonesia                      9%

FUND PERFORMANCE

TOTAL RETURNS

--------------------------------------------------------------------------------------------
                                                                                   SINCE
ALL PERIODS ENDED JUNE 30, 1998                         SIX           ONE         8/23/95
(Unaudited)                                            MONTHS**      YEAR        INCEPTION*
--------------------------------------------------------------------------------------------
CitiFunds Emerging Asian Markets Equity Portfolio     (37.43)%     (75.61)%       (40.27)%
Lipper Pacific (Ex-Japan) Funds Average               (23.69)%     (53.18)%       (20.17)%+
MSCI EMF Far East Index (excluding Korea)             (31.53)%     (76.55)%       (41.98)%+

 * Average Annual Total Return.
** Not Annualized
 + From 8/31/95

GROWTH OF A $10,000 INVESTMENT

A $10,000 investment in the Fund made on inception date would have decreased to $2,296 (as of 6/30/98). The graph shows how the fund compares to its benchmarks for the same period.

                  CITIFUNDS         MSCI EMF          LIPPER PACIFIC
   DATE          EMERGING ASIA      /FAR EAST         (EX-JAPAN) AVG.
---------------------------------------------------------------------
                   $10,000
  8/31/95          $ 9,870           $10,000              $10,000
  9/30/95          $ 9,600           $ 9,808              $10,024
  10/31/95         $ 9,380           $ 9,436              $ 9,846
  11/30/95         $ 9,200           $ 9,175              $ 9,625
  12/31/95         $10,026           $ 9,791              $10,024
  1/31/96          $10,949           $10,496              $10,825
  2/29/96          $10,838           $10,516              $10,908
  3/31/96          $11,109           $10,731              $10,840
  4/30/96          $11,590           $11,255              $11,157
  5/31/96          $11,410           $11,087              $11,079
  6/30/96          $11,029           $10,920              $10,876
  7/31/96          $10,016           $ 9,917              $10,146
  8/31/96          $10,337           $10,301              $10,424
  9/30/96          $10,548           $10,492              $10,536
  10/31/96         $ 9,926           $ 9,998              $10,374
  11/30/96         $10,407           $10,526              $10,898
  12/31/96         $10,167           $10,443              $10,976
  1/31/97          $10,608           $10,673              $11,133
  2/28/97          $10,758           $10,760              $11,225
  3/31/97          $10,207           $10,212              $10,686
  4/30/97          $ 9,204           $ 9,184              $10,497
  5/31/97          $ 9,485           $ 9,327              $11,146
  6/30/97          $ 9,415           $ 9,122              $11,456
  7/31/97          $ 8,552           $ 8,432              $11,578
  8/31/97          $ 5,765           $ 5,634              $ 9,795
  9/30/97          $ 5,735           $ 5,522              $ 9,744
  10/31/97         $ 4,853           $ 4,353              $ 7,632
  11/30/97         $ 4,051           $ 3,559              $ 7,206
  12/31/97         $ 3,670           $ 3,124              $ 6,990
  1/31/98          $ 3,399           $ 2,905              $ 6,371
  2/28/98          $ 4,001           $ 4,006              $ 7,435
  3/31/98          $ 3,950           $ 3,963              $ 7,335
  4/30/98          $ 3,489           $ 3,427              $ 6,863
  5/31/98          $ 2,868           $ 2,757              $ 6,020
  6/30/98          $ 2,296           $ 2,139              $ 5,353

The graph assumes all dividends and distributions are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

CITIFUNDS EMERGING ASIAN MARKETS EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
ASSETS:
Investment in Emerging Asian Markets Equity
Portfolio, at value (Note 1A)                                       $ 1,124,813
Other assets                                                                 67
-------------------------------------------------------------------------------
  Total assets                                                        1,124,880
-------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest
  repurchased 4,425 Payable to
  affiliates-Shareholder Servicing Agents'
  fee (Note 2B)                                                             247
Accrued expenses andother liabilities                                       695
-------------------------------------------------------------------------------
  Total liabilities                                                       5,367
-------------------------------------------------------------------------------
NET ASSETS for 489,262 shares of beneficial interest outstanding    $ 1,119,513
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 6,604,065
Unrealized depreciation on investments and foreig
  currency translations                                                (847,404)
Accumulated net investment loss                                         (42,018)
Accumulated net realized loss on investments                         (4,595,130)
-------------------------------------------------------------------------------
    Total                                                           $ 1,119,513
-------------------------------------------------------------------------------
NET ASSET VALUE OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE OF BENEFICIAL INTEREST                                        $2.29
-------------------------------------------------------------------------------

CITIFUNDS EMERGING ASIAN MARKETS EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
INVESTMENT INCOME (Note 1B):
Dividend and Interest Income from
  Emerging Asian Markets
    Equity Portfolio                             $  1,741
Allocated Expenses from Emerging
  Asian Markets Equity Portfolio                   (7,943)
-------------------------------------------------------------------------------
                                                                    $    (6,202)
-------------------------------------------------------------------------------
EXPENSES:
Administrative fees (Note 2A)                       2,383
Shareholder Servicing Agents' fees (Note 2B)        1,986
Distribution fees (Note 3)                            795
Expense fees (Note 6)                               1,588
-------------------------------------------------------------------------------
    Net expenses                                                          6,752
-------------------------------------------------------------------------------
Net investment loss                                                     (12,954)
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS FROM EMERGING ASIAN
  MARKETS EQUITY PORTFOLIO:
Net realized loss                              (1,475,536)
Net change in unrealized appreciation             809,139
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss) from
  Emerging Asian Markets Equity Portfolio                              (666,397)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  (679,351)
-------------------------------------------------------------------------------

See notes to financial statements

CITIFUNDS EMERGING ASIAN MARKETS EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS          YEAR
                                                                   ENDED            ENDED
                                                                JUNE 30, 1998    DECEMBER 31,
                                                                (Unaudited)          1997
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss                                             $    (12,954)   $    (27,842)
Net realized loss                                                 (1,475,536)     (2,194,588)
Net change in unrealized appreciation (depreciation)                 809,139      (2,510,458)
---------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                (679,351)     (4,732,888)
---------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 5):
Net proceeds from sale of shares                                     244,350         180,599
Cost of shares repurchased                                          (127,539)     (4,350,476)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 transactions in shares of beneficial interest                       116,811      (4,169,877)
---------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS                                          (562,540)     (8,902,765)
---------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                1,682,053      10,584,818
---------------------------------------------------------------------------------------------
End of period (including undistributed net investment loss of
 $(42,108), and ($29,064) respectively)                         $  1,119,513    $  1,682,053
---------------------------------------------------------------------------------------------

See notes to financial statements

CITIFUNDS EMERGING ASIAN MARKETS EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                                      AUGUST 23, 1995
                                                                                                       (COMMENCEMENT
                                                  SIX MONTHS                                                  OF
                                                     ENDED              YEAR ENDED DECEMBER 31,        OPERATIONS) TO
                                                  JUNE 30, 1998   ----------------------------------     DECEMBER 31,
                                                  (Unaudited)          1997                1996             1995
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period              $      3.66      $     10.14          $     10.00      $     10.00
---------------------------------------------------------------------------------------------------------------------
Income From Operations:
Net investment income (loss)                           (0.023)          (0.056)               0.010(+)         0.026
Net realized and unrealized gain (loss) (1.347)        (6.424)           0.130(+)(++)                           --
---------------------------------------------------------------------------------------------------------------------
     Total from operations                              (1.37)           (6.48)               0.140            0.026
---------------------------------------------------------------------------------------------------------------------
Less Distributions:
  From net investment income                             --               --                   --             (0.026)
---------------------------------------------------------------------------------------------------------------------
      Total from distributions                           --               --                   --             (0.026)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                    $      2.29      $      3.66          $     10.14      $     10.00
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)         $     1,120      $     1,682          $    10,585      $     5,969
Ratio of expenses to average net assets(A)               1.85%*         1.95%#                 1.01%               0%
Ratio of net investment income (loss) to
   average net assets                                   (1.63)%*         (0.40)%               0.16%            1.50%*
Total return                                           (37.43)%**       (63.91)%               1.40%            0.26%**

Note: If Agents of the Fund and Portfolio for the periods indicated had not voluntarily waived a portion of their fees and had the expense fees agreement been in effect the entire period, the net investment income (loss) per share and the ratios would have been as follows:

Net investment loss per share                     $    (0.026)     $    (0.067)         $    (0.024)(+)  $    (0.046)
RATIOS:
Expenses to average net assets(A)                        1.90%*           2.03%                1.85%            1.85%*
Net investment loss to
 average net assets                                     (1.68)%*         (0.48)%              (0.68)%          (0.35)%*
---------------------------------------------------------------------------------------------------------------------
  *  Annualized.
  ** Not Annualized.
  #  Ratio of expenses to average net assets excluding interest expense would be 1.85%.
  +  The per share amounts were computed using a monthly average number of shares outstanding during the period.
 ++  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain
     (loss) on investments for the period ended due to the timing of sales of Fund shares in relation to fluctuating market values of the investments in the Fund.
 (A) Includes the Fund's share of Emerging Asian Markets Equity Portfolio allocated expenses for the periods indicated.

See notes to financial statements

CITIFUNDS EMERGING ASIAN MARKETS EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES CitiFunds Emerging Asian Markets Equity Portfolio (formerly Landmark Emerging Asian Markets Equity Fund) (the "Fund") is a separate diversified series of CitiFunds International Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund invests all of its investable assets in Emerging Asian Markets Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. CFBDS, Inc. ("CFBDS", formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp recently announced its intention to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.
The Trust seeks to achieve the Fund's investment objective of long-term growth of capital by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 66% at June 30, 1998) in the net assets of the Portfolio.
The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
The significant accounting policies consistently followed by the Fund are as follows:
A. Investment Valuations Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.
B. Accounting For Investments The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio. All the net investment income, realized and unrealized gain or loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Additionally, each Fund reclaims its pro rata portion of recoverable foreign taxes or dividends received by the Portfolio.
C. Federal Taxes The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is required. At December 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $2,187,244 of which $660,370 will expire on December 31, 2004 and $1,526,874 will expire on December 31, 2005. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.
D. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.
E. Distributions Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1997, the Fund reclassified $5,935 to accumulated net investment loss, $63,566 to accumulated net realized loss on investments and $69,501 from paid-in-capital.

2. ADMINISTRATIVE SERVICES Plan The Fund has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Fund may obtain the services of an Administrator, and one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fees paid to the Administrator by the Fund, the fees paid to the Shareholder Servicing Agents by the Fund and the Basic Distribution Fee paid by the fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.
A. Administrative Fees Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services, including general office facilities, may not exceed an annual rate of 0.30% of the Fund's average daily net assets. The Administrative fees amounted to $2,383 for the six months ended June 30, 1998. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates.
B. Shareholder Servicing Agents' Fees The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. The Shareholder Servicing Agents' fees, computed at an annual rate of 0.25%, amounted to $1,986, for the six months ended June 30, 1998.

3. DISTRIBUTION FEES The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares. The Distribution fees amounted to $795, for the six months ended June 30, 1998. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. The additional fee has not been assessed through June 30, 1998. The Distributor has voluntarily agreed to waive this fee through June 30, 1998.

4. INVESTMENT TRANSACTIONS Increase and decrease in the Fund's investment in the Portfolio for the six months ended June 30, 1998 aggregated $242,666 and $123,809, respectively.

5. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.00001). Transactions in shares of beneficial interest were as follows:

                               SIX MONTHS
                                 ENDED
                               JUNE 30, 1998        YEAR ENDED
                               (Unaudited)       DECEMBER 31, 1997
------------------------------------------------------------------
Shares sold                       68,279              23,139
Shares repurchased               (38,173)           (607,588)
------------------------------------------------------------------
Net increase (decrease)           30,106            (584,449)
------------------------------------------------------------------

6. EXPENSE FEES CFBDS has entered into an expense agreement with the Fund. CFBDS had agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements and other than amortization of expenses related to the organization of the Fund. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.
The Fund has agreed to pay to CFBDS an expense fee, commencing July 1, 1996, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund, including expenses allocated from the Portfolio less expenses waived by the Administrator and Distributor would, on an annual basis exceed an agreed upon rate, currently 1.85% of average daily net assets.

7. SUBSEQUENT EVENT On August 7, 1998 The Board of Trustees of the Fund approved the liquidation of the Fund.

Emerging Asian Markets Equity Portfolio
PORTFOLIO OF INVESTMENTS   June 30, 1998
(Unaudited)

ISSUER/INDUSTRY                                SHARES             VALUE
--------------------------------------------------------------------------
COMMON STOCK AND WARRANTS--87.7%
--------------------------------------------------------------------------
INDONESIA-7.4%
--------------------------------------------------------------------------
Pt Bimanatra Citra
  Multi-Industry                               262,000          $    4,918
Pt Daya Guna Samudera
  Consumer                                      66,000              40,546
Pt Gudang Garam
  Consumer                                      40,000              23,754
Pt Indosat
  Telecommunications                            24,000              28,177
Pt Tambang Timah
  Building Materials                            49,000              22,160
Pt Telecomunikasion
  Telecommunications                            29,000               8,264
                                                                ----------
                                                                   127,819
                                                                ----------

MALAYSIA-46.7%
--------------------------------------------------------------------------
Berjaya Group Berhad
  Multi-Industry                                20,000               2,458
Berjaya Sports
  Leisure & Tourism                             17,000              25,191
Commerce Asset
  Holdings Berhad
  Banking                                       78,000              29,131
Genting Berhad
  Leisure & Tourism                             19,000              34,335
Hume Industries Berhad
  Building Materials                            13,000               9,773
IOI Corp.
  Plantations                                   42,000              20,948
KFC Holdings Berhad
  Consumer                                      21,000              11,132
Kuala Lumpur Kepong Berhad
  Plantations                                   37,000              59,731
Magnum Corp. Berhad
  Leisure & Tourism                             50,000              18,553
Malayan Banking Berhad
  Banking                                       37,000              37,265
Malayan Resource Corp.
  Multi-Industry                                74,000              18,722
Malaysia Mining Corp.
  Construction/Engineering                      59,000              18,765
Malayan Bank
  Banking                                       14,000              14,100
Malaysian International Shipping
  Transport                                     35,000              51,021
Petronas Gas Berhad
  Utilities                                     13,000              24,119
Public Bank Berhad
  Banking                                       29,000               8,735
RHB Capital Berhad
  Banking                                       41,000              16,696
Rashid Hussein Berhad
  Banking                                       25,000              12,288
Resorts World Berhad
  Leisure & Tourism                             40,000              43,949
Rothmans Pall Mall
  Consumer                                       6,300              43,642
Selangor Properties
  Properties                                     9,000               3,686
Sime Darby Berhad
  Multi-Industry                                14,000               9,648
Star Publications Malaysia
  Media                                         22,000              18,447
Technology Resources
  Industries Berhad
  Telecommunications                            14,000               9,614
Telekom Malaysia
  Utilities                                     93,000             156,858
Tenaga Nasional Berhad
  Utilities                                     85,000             102,403
                                                                ----------
                                                                   801,210
                                                                ----------

PHILIPPINES-15.2%
--------------------------------------------------------------------------
Ayala Land Inc.
  Property                                     196,070              56,423
DMCI Holdings Inc.
  Construction                                   5,000                 158
Filinvest Land
  Property                                      36,000               1,519
Ionics Circuit Inc.
  Manufacturing                                 45,700              14,521
Manila Electric
  Utilities                                     21,590              56,952
Metro Bank & Trust Co.
  Banking                                        1,500               8,813
Philippine Long Distance
  Telephone
  Telecommunications                             3,370              76,775
SM Prime Holdings
  Property                                     179,000              28,331
San Miguel Corp.
  Consumer                                      13,600              17,938
                                                                ----------
                                                                   261,430
                                                                ----------

THAILAND-18.4%
--------------------------------------------------------------------------
Advanced Information Services
  Telecommunications                               800               3,185
Advanced Information Services*
  Telecommunications                             8,200              34,976
Bangkok Bank Co. Ltd.
  Banking                                       24,100              29,697
Bangkok Expressway
  Construction                                   1,000                 385
Bec World
  Construction                                   7,000              26,706
Co-Generation Public Co.
  Utilities                                     14,900               6,002
Co-Generation Public Co.*
  Utilities                                     98,600              39,720
Electricity General
  Utilities                                      6,600              10,244
Grammy Entertainment
  Media                                          9,000              20,900
Industrial Financing Corp.
  of Thailand
  Banking                                       13,100               2,701
National Petrochemical
  Petrochemicals                                 1,500                 418
Ptt Exploration & Products
  Energy                                         9,000              68,246
Phatra Thanakit Co.
  Finance                                       37,500               3,377
Siam Makro
  Consumer                                      28,500              39,171
Siam Cement Co.
  Building Materials                             1,600               7,735
Thai Airways International
  Transportation                                 7,200               5,972
Thai Farmers Bank
  Banking                                       17,400              15,359
Thai Farmers
  Bank-Warrants*                                 2,837                 168
                                                                ----------
                                                                   314,962
                                                                ----------

TOTAL COMMON STOCK
  (Identified Cost $2,602,810)                                  $1,505,421
                                                                ----------

TOTAL INVESTMENTS                                 87.7%          1,505,421

OTHER ASSETS
   LESS LIABILITIES                               12.3             211,097
                                                 -----          ----------
NET ASSETS                                       100.0%         $1,716,518
                                                 -----          ----------

* Non income producing securities

See notes to financial statements

EMERGING ASIAN MARKETS EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
ASSETS:
Investments at value (Note 1A) (Identified Cost, $2,602,810)          $1,505,421
Receivable for investments sold                                           15,976
Cash                                                                     174,593
Receivable for foreign currency sold                                      11,589
Foreign currency, at value (Cost, $19,913)                                20,010
Dividends receivable                                                       2,693
--------------------------------------------------------------------------------
 Total assets                                                          1,730,282
--------------------------------------------------------------------------------
LIABILITIES:
Payable to affiliates--Investment advisory fees (Note 2)                   1,511
Payable for currency purchased                                            11,616
Accrued expenses and other liabilities                                       637
--------------------------------------------------------------------------------
 Total liabilities                                                        13,764
--------------------------------------------------------------------------------
NET ASSETS                                                            $1,716,518
--------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interests                              $1,716,518
--------------------------------------------------------------------------------

EMERGING ASIAN MARKETS EQUITY PORTFOLIO

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,552)     $ 64
Interest                                                2,637
--------------------------------------------------------------------------------
 Total investment income                                              $ 2,701
--------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)                      12,366
Administrative fees (Note 3)                              618
--------------------------------------------------------------------------------
 Total expenses                                        12,984
Less aggregate amount waived by the Administrator
   (Note 3)                                              (618)
Net expenses                                                           12,366
--------------------------------------------------------------------------------
 Net investment loss                                                   (9,665)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions       (2,242,108)
Net realized loss on foreign currency exchange
   transactions                                       (72,346)
--------------------------------------------------------------------------------
 Net realized loss                                                 (2,314,454)
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investments--
 Beginning of period                               (2,398,027)
 End of period                                     (1,097,292)      1,300,735
--------------------------------------------------------------------------------
Translation of other assets and liabilities denominated
 in foreign currencies--net                                               544
--------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)               1,301,279
--------------------------------------------------------------------------------
 Net realized and unrealized loss on investments                   (1,013,175)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(1,022,840)
--------------------------------------------------------------------------------

See notes to financial statements

EMERGING ASIAN MARKETS EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    JUNE 30, 1998   DECEMBER 31,
                                                     (Unaudited)       1997
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)                            $ (9,665)     $ 33,784
Net realized loss on investments and foreign
   exchange transactions                              (2,314,454)   (3,015,565)
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency exchange          1,301,279    (3,247,601)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations (1,022,840)   (6,229,382)
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                              280,099     2,061,677
Value of withdrawals                                    (212,925)   (4,552,871)
--------------------------------------------------------------------------------
 Net increase (decrease) in net assets from
   capital transactions                                   67,174    (2,491,194)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS:                             (955,666)   (8,720,576)
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                    2,672,184    11,392,760
--------------------------------------------------------------------------------
End of period                                         $1,716,518    $2,672,184
--------------------------------------------------------------------------------

EMERGING ASIAN MARKETS EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                 AUGUST 23, 1995
                                                                                  (COMMENCEMENT
                                             SIX MONTHS                           OF OPERATIONS)
                                               ENDED       YEAR ENDED DECEMBER 31,      TO
                                           JUNE 30, 1998   ----------------------- DECEMBER 31,
                                            (Unaudited)       1997         1996        1995
------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)   $    1,717     $    2,672   $   11,393    $5,963
Ratio of expenses to average net assets           1.00%*         1.12%+       0.56%        0%
Ratio of net investment income (loss)
 to average net assets                           (0.78)%*        0.40%        0.60%     1.53%*
Portfolio turnover                                  83%            72%          73%        0%
Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:
Ratios:
Expenses to average net assets                    1.05%*         1.20%        1.06%     1.05%*
Net investment income (loss)
 to average net assets                           (0.83)%*        0.32%        0.10%     0.48%*
------------------------------------------------------------------------------------------------

 * Annualized.
 + Ratio of expenses to average net assets excluding interest expense would be 1.00%.

See notes to financial statements

EMERGING ASIAN MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES Emerging Asian Markets Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Fund's Administrator. Citibank is a wholly owned subsidiary of Citicorp. Citicorp recently announced its intention to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.
   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
   The following significant accounting policies consistently followed by the Portfolio are as follows:
   A. Investment Security Valuations Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) in the portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations and techniques are believed to reflect more accurately the fair value of such securities. Short-term obligations maturing in sixty days or less are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of fund valuation, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.
   B. Foreign Currency Translation The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income and foreign taxes withholding recorded and the actual amount received or paid.
   C. Forward Foreign Currency Exchange Contracts The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.
   D. Accounting For Investments Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Reclaim of recoverable foreign taxes are the responsibility of the qualified investors. Interest income is accrued daily. Interest expense is related to expenses incurred on cash overdrafts.
   E. U.S. Federal Income and Other Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income and net realized gains as such income and/or gains are earned.
   F. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
   G. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

2. INVESTMENT ADVISORY FEES The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $12,366 for the six months ended June 30, 1998. The investment advisory fees are computed at the annual rate of 1.00% of the Portfolio's average daily net assets.

3. ADMINISTRATIVE FEES Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services including general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $618, all of which was voluntarily waived, for the six months ended June 30, 1998. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain officers and a Trustee of the Portfolio are officers and directors of the Administrator or its affiliates.

4. PURCHASES AND SALES OF INVESTMENTS For the six months ended June 30, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $2,033,079 and $1,920,094, respectively.

5. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation/(depreciation) in value of the investment securities owned at June 30, 1998, as computed on a federal income tax basis, are as follows:

-------------------------------------------------------------------------------
Aggregate cost                                                 $ 2,602,810
-------------------------------------------------------------------------------
Gross unrealized appreciation                                  $    14,910
Gross unrealized depreciation                                   (1,112,299)
-------------------------------------------------------------------------------
Net unrealized depreciation                                    $(1,097,389)
-------------------------------------------------------------------------------

6. EXPENSE FEES SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.
   The Portfolio has agreed to pay SFG an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Portfolio less expenses waived by the Administrator would, on an annual basis, exceed an agreed upon rate, currently 1.00% of average daily net assets.

7. FINANCIAL INSTRUMENTS The Portfolio may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.
   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered. No such instruments were held on June 30, 1998.

8. LINE OF CREDIT The Portfolio, along with the other CitiFunds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit for the six months ended June 30, 1998. The commitment fee allocated to the Portfolio was $7. Since the line of credit was established, there have been no borrowings.

9. SUBSEQUENT EVENT On August 7, 1998 the Board of Trustees of the Portfolio, approved the liquidation of the Portfolio.

TRUSTEES AND OFFICERS
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. Oscar Morong, Jr.,
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

INVESTMENT ADVISER
(OF EMERGING ASIAN MARKETS
EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
21 Milk Street, 5th Floor
Boston, MA 02109
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

             THE CITIFUNDS FAMILY

             LARGE CAP STOCKS
          o  CitiFunds Growth & Income Portfolio
          o  CitiFunds Large Cap Growth Portfolio

             SMALL CAP STOCKS
          o  CitiFunds Small Cap Growth Portfolio
          o  CitiFunds Small Cap Value Portfolio

             INTERNATIONAL STOCKS
          o  CitiFunds International Growth & Income Portfolio

             GROWTH WITH INCOME
          o  CitiFunds Balanced Portfolio

             BONDS
          o  CitiFunds Intermediate Income Portfolio
          o  CitiFunds Short-Term U.S. Government Income Portfolio
          o  CitiFunds New York Tax Free Income Portfolio
          o  CitiFunds National Tax Free Income Portfolio

             MONEY MARKETS
          o  CitiFunds Cash Reserves
          o  CitiFunds U.S. Treasury Reserves
          o  CitiFunds Tax Free Reserves
          o  CitiFunds New York Tax Free Reserves
          o  CitiFunds California Tax Free Reserves
          o  CitiFunds Connecticut Tax Free Reserves

          This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

          For more information contact your Service Agent or call 1-800-625-4554

          CitiFunds are made available by CFBDS, Inc. as distributor.

(c)1998 Citicorp   [Recycle symbol] Printed on recycled paper        CFS/EMA/698